DELAWARE POOLED TRUST

The Emerging Markets Portfolio

Supplement to the Portfolio's Prospectus
dated February 28, 2005

Effective at the close of business on August 25, 2005, the Portfolio will be closed to all new investors. If you are a shareholder of record at that time, you will be able to continue to add to your existing account through new purchases, including purchases through reinvestment of dividends or capital gains distributions, and exchanges. In addition, existing defined benefit plans, as defined in the Prospectus, will be able to add new participants and existing participants in such plans will be able to add to their accounts. Please also keep in mind that if you sell all the shares in your account, your account will be closed and you will not be able to buy additional Portfolio shares or to reopen your account.

If you are not a shareholder as of the date of this Supplement, to be considered a shareholder of record prior to the Portfolio's closure, you must establish an account in good order by completing all required paperwork (as described in the Portfolio's Prospectus) and having the required funds in the account by the close of business on August 25, 2005.

The Portfolio reserves the right to modify this policy at any time.

The first paragraph on page 72 of the Prospectus is deleted and replaced with the following:

Shares of each Portfolio described in this Prospectus are offered directly to institutions and high net-worth individual investors at net asset value with no sales commissions or 12b-1 charges. The only type of defined contribution plan that is permitted to become a new investor in the Portfolios offered through this Prospectus is a plan which represents: (i) that the decision to invest plan assets in or withdraw plan assets from a Portfolio will be made solely by a plan fiduciary, such as the plan's board, without direction from or consultation with any plan participant and (ii) that the plan will make no more than 3 separate purchase orders during any given calendar quarter. The Fund is not primarily designed for defined contribution plans that are participant-directed or frequently trade Portfolio shares, and therefore the Fund requires the above representations from any new defined contribution plan investors. We reserve the right to reject any purchase order made by a new defined contribution plan investor that does not meet the above representations or that follows a pattern of market timing as described in this Prospectus. The Real Estate Investment Trust, The International Equity, The Emerging Markets, The Global Fixed Income and The International Fixed Income Portfolios are closed to any new investors. Existing shareholders of these Portfolios, which includes participants of existing defined benefit plans that have the Portfolio(s) on their investment platform, may continue to purchase shares.

This supplement is dated August 18, 2005.